                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                      :
                                            :  Chapter 11
CORAM HEALTHCARE CORPORATION                :
and CORAM, INC.,                            :  Case No. 00-3299 (MFW)
                                            :  (Jointly Administered)
                           Debtors.         :
                                            :  Related to D.I. No. 2764
                                            :
                                            :

 SECOND SUPPLEMENT TO THE SECOND AMENDED PLAN OF REORGANIZATION OF THE OFFICIAL
      COMMITTEE OF EQUITY SECURITY HOLDERS OF CORAM HEALTHCARE CORPORATION

         The Official Committee of Equity Security Holders of Coram Healthcare Corporation hereby submits, pursuant to Section 1.73 of the Second Amended Plan of Reorganization of the Official Committee of Equity Security Holders, its Second Supplement to the Second Amended Plan of Reorganization of the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the "Equity Plan").(1) The Equity Plan is hereby supplemented and modified as follows:

         1. Pursuant to Section 7.4 of the Equity Plan, the initial New Board of Directors of the Reorganized Debtors shall be comprised of the following individuals:

         MARK J. GAINOR, Currently President of a private venture capital investment company investing primarily in health care companies. His background includes over 30 years of experience in developing and operating healthcare companies. He was formerly CEO of a multi-national manufacturer and distributor of health care supplies and interim-CEO of a pharmaceutical company. He is currently a director of Adams Laboratories and has recently served on the public boards of Therasense and Matria Healthcare.

         DONALD J. LIEBENTRITT, President of Equity Group Investments, L.L.C., a Chicago based private investment company, since 2000 (previously Executive Vice President and General Counsel (1997-99) and Chairman and Principal of Rosenberg & Liebentritt, P.C.,

--------------------

(1) Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Equity Plan.

         a Chicago law firm providing legal services to Equity Group Investments and related companies). Mr. Liebentritt has served on the boards of numerous companies, both public and private. Mr. Liebentritt, as a representative of Samstock, L.L.C., a major Coram shareholder, has served on the Official Committee of Equity Security Holders of Coram Healthcare Corporation since its formation in October, 2000.

         SUSAN FOLKMAN, PH.D,* Director of Osher Center for Integrative Medicine and Professor of Medicine at University of California San Francisco
         (UCSF); Distinguished Professor of Medicine UCSF; Member: National Institute of Health (NIH)/ National Institute of Mental Health Advisory Council, NIH/Office of AIDS Research advisory council; Honorary
         Doctorate: Utrecht University, the Netherlands, 1997; Recipient of grants of approximately $5 million from National Institute of Mental Health to study care giving.

         DR. PETER LINNEMAN, The Albert Sussman Professor of Real Estate, Finance, and Public Policy at the Wharton School of Business, the University of Pennsylvania. Founding chairman of Wharton's Real Estate Department and the Director of Wharton's Zell-Lurie Real Estate Center. Founding co-editor of The Wharton Real Estate Review. Published over 50 articles and is widely recognized as one of the leading strategic thinkers in the real estate industry.

         CARL GOLDFISCHER, M.D.,* is a managing director of Bay City Capital and leads the firm's Life Science Investment activities. His background includes extensive public and private investment and transaction work as well as clinical trial development knowledge. He is currently a Director for Diametrics Medical, Inc. and NeoRx Corp.

         An asterisk indicates that the nominee is "under consideration" pending approval of related parties.(2)

         2. Pursuant to Section 1.73 of the Equity Plan, the Equity Committee submits the following documents comprising its Plan Supplement:

         Exhibit A:        Amended and Restated Certificate of Incorporation of
                           Coram Healthcare Corporation

         Exhibit B:        Certificate of Designation for New Preferred Stock

         Exhibit C:        Amended and Restated Certificate of Incorporation of
                           Coram, Inc.

------------------------

(2) Certain relationships of the listed persons: Samuel Zell, a principal of Samstock, L.L.C. (a member of the Equity Committee) has been responsible for charitable donations to the Wharton School of Business at the University of Pennsylvania. Dr. Linneman was Senior Managing Director of Equity International Properties, a private international real estate investment fund controlled by Mr. Zell, and Vice Chairman of its affiliate, Equity Group Investments, in 1998 and 1999. Affiliates of Mr. Zell have invested in ventures in which Mark J. Gainor is also an investor. Donald J. Liebentritt works for or is employed by Equity Group Investments, L.L.C., Samstock, L.L.C. and other entities controlled by Mr. Zell. The Equity Committee is not aware of any other relationships that exist between the members of the Equity Committee and the prospective directors which would be reportable pursuant to the SEC's proxy rules.

         Exhibit D:        Amended and Restated By-Laws of Coram Healthcare
                           Corporation

         Exhibit E:        Amended and Restated By-Laws of Coram, Inc.

         Exhibit F:        Form of New Note

         3. Section 1.73 of the Equity Plan contemplated the inclusion in this Supplement of the form of Plan Litigation Trust Agreement. The Equity Committee believes that the evidence will show that the Debtors have sufficient enterprise value such that the Initial Class C6 Distribution will constitute full satisfaction of the Noteholders' Preferred Stock Interests without issuance of any Authorized New Common Stock, obviating the need for an Ownership Change or the Litigation Trust. If this estimation proves incorrect, it will file the Plan Litigation Trust Agreement with a subsequent supplement.

                                    /s/ Jeremy W. Ryan
                                    ----------------------
                                    Mark Minuti (No. 2659)
                                    Jeremy W. Ryan (No. 4057)
                                    SAUL EWING LLP
                                    222 Delaware Avenue, Suite 1200
                                    P.O. Box 1266
                                    Wilmington, DE 19899
                                    (302) 421-6840/6805

                                             and

                                    Richard Levy
                                    David J. Bradford
                                    Vincent E. Lazar
                                    Paul V. Possinger
                                    JENNER & BLOCK, LLC
                                    One IBM Plaza
                                    Chicago, Illinois 60611
                                    (312) 222-9350
                                    (312) 840-8703 (Fax)

                                    Counsel for the Official Committee of Equity
                                    Holders of Coram Healthcare Corp.

Dated: October 3, 2003

                                   Exhibit A
                                   ---------

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          CORAM HEALTHCARE CORPORATION

                                   ARTICLE ONE

         The name of the Corporation is CORAM HEALTHCARE CORPORATION.

                                   ARTICLE TWO

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE THREE

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FOUR

         Section 1. Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 200,000,000 shares, consisting of:

         (a) 50,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"); and

         (b) 150,000,000 shares of Common Stock, par value $.01 per share ("Common Stock").

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.

         Section 2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation shall have the authority to the fullest extent permitted under the General Corporation Law of Delaware to fix by resolution from time to time the designation of one or more classes or series of Preferred Stock and the voting powers, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof and to fix or alter the number of shares comprising any such class or series subject to the requirements of the Delaware General Corporation Law. The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

         (a) The distinctive designation of such class or series, and the number of shares to constitute such class or series;

         (b) The rate and times at which, dividends, if any, on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, whether the shares of such class or series shall be entitled to any participating or other dividends at the rate so determined, and if so, on what terms, and the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock;

         (c) The right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

         (d) The special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Corporation;

         (e) The terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

         (f) The obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

         (g) The voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock; and

         (h) Limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

         (i) Such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Amended and Restated Certificate of Incorporation (the "Restated Certificate"), may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

         Section 3. Other Provisions.

         (a) The relative powers, preferences, and rights of each series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Section 2 of this ARTICLE FOUR, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them, provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

         (b) Subject to the provisions of Paragraph (a) of this Section 3, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (c) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (d) No holder of any of the shares of any class or series of shares or securities convertible into such shares of any class or series of shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares or of other securities of the Corporation shall have any preemptive right to purchase, acquire, subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificate of indebtedness, debenture or other securities convertible into or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series, but any such unissued shares, additional authorized issue of shares of any class or series of shares or securities convertible into or exchangeable for shares, or carrying any right to purchase or acquire shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

         (e) The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in this Certificate of Incorporation or any amendment thereto, are granted subject to this reservation.

         Section 4. Common Stock.

         (a) Dividends. Except as otherwise provided by the Delaware General Corporation Law or this Restated Certificate, the holders of Common
Stock: (i) subject to the rights of holders of any series of Preferred Stock, shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution

(voluntary or involuntary) or otherwise and (ii) are subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as provided herein.

         (b) Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

         (c) Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

         (d) Voting Rights. Except as otherwise provided by the Delaware General Corporation Law or the Restated Certificate and subject to the special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Section 2 of this ARTICLE FOUR, the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

         (e) Registration or Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

         (f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         (g) Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

         (h) Fractional Shares. In no event will holders of fractional shares be required to accept any consideration in exchange for such shares other than consideration which all holders of Common Stock are required to accept.

                                  ARTICLE FIVE

         The Corporation is to have perpetual existence.

                                   ARTICLE SIX

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE SEVEN

         The number of directors which constitute the entire Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                  ARTICLE EIGHT

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE NINE

         Section 1. Limitation of Liability.

         (a) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's Bylaws, no Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

         (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         Section 2. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while serving as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 3 of this ARTICLE NINE with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 of this ARTICLE NINE shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this
Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of Directors and officers.

         Section 3. Procedure for Indemnification. Any indemnification of a Director or officer of the Corporation or advance of expenses under Section 2 of this ARTICLE NINE shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this ARTICLE NINE is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE NINE shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 2 of this ARTICLE NINE, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to
Section 2 of this ARTICLE NINE shall be the same procedure set forth in this
Section 3 for Directors or officers, unless otherwise set forth in the action of the Board of Directors providing indemnification for such employee or agent.

         Section 4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

         Section 5. Service for Subsidiaries. Any person serving as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a "subsidiary" for this ARTICLE
NINE) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

         Section 6. Reliance. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE NINE in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE NINE shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

         Section 7. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this ARTICLE NINE shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate or under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

         Section 8. Merger or Consolidation. For purposes of this ARTICLE NINE, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE NINE with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                                   ARTICLE TEN

         Section 1. Election of Directors. With the exception of the initial Board of Directors, which shall be those directors elected by the stockholders of the Corporation in connection with the adoption of this Restated Certificate, and except as otherwise provided in or pursuant to the provisions of ARTICLE FOUR hereof relating to the right of the holders of Class A Preferred to elect all of the directors under specified circumstances, at each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the next annual meeting of stockholders, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at stockholders' meeting called and held in accordance with the Delaware General Corporation Law.

         Section 2. Vacancies. Except as otherwise provided in or pursuant to the provisions of ARTICLE FOUR hereof relating to the right of the holders of Class A Preferred to elect all of the directors under specified circumstances, vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

                                 ARTICLE ELEVEN

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                 ARTICLE TWELVE

         Beginning immediately following the consummation of the Corporation's initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act: (i) the stockholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied and (ii) special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office or by the chief executive officer of the Corporation.

                                ARTICLE THIRTEEN

         Notwithstanding any other provisions of this Restated Certificate or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Restated Certificate, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then outstanding shares of the Corporation eligible to be cast in the election of directors shall be required to alter, amend or repeal ARTICLES FOUR, NINE or TEN hereof, or this ARTICLE THIRTEEN, or any provision thereof or hereof.

                                ARTICLE FOURTEEN

         Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                 ARTICLE FIFTEEN

         The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                   * * * * * *

                                   Exhibit B
                                   ---------

          CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF CLASS A
                                 PREFERRED STOCK

                                       OF

                          CORAM HEALTHCARE CORPORATION

    PURSUANT TO SECTION 151(g) OF THE GENERAL CORPORATION LAW OF THE STATE OF
                                    DELAWARE

         CORAM HEALTHCARE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware ("DGCL"), its Board of Directors, duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

         WHEREAS, in order to effectuate the issuance of Class A Preferred Stock (as set forth below), the Board deems it in the best interest of the Corporation and its stockholders to create a class of preferred stock, designated Class A Preferred Stock, with certain rights, designations, preferences, qualifications and/or restrictions.

         NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the board by Section 151(g) of the DGCL and in accordance with the provisions of its Certificate of Incorporation, as amended and restated as of the date hereof, a class of preferred stock of the Corporation to be known as Class A Preferred Stock be, and it hereby is, created and provided for, and the Board hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in the particulars as set forth in the Certificate of Designation attached as Exhibit A hereto (the "Certificate of Designation"); and be it

         FURTHER RESOLVED, that the President or the Treasurer or any other officer of the Corporation (each, an "Authorized Officer") be, and each of them hereby is, authorized, empowered and directed, on behalf of the Corporation and in its name, to execute and deliver any and all documents in connection with the foregoing, to execute, deliver and file with the Secretary of State of the State of Delaware, in accordance with the requirements of the DGCL, the Certificate of Designation and to take any and all action as he may deem necessary or appropriate in connection with the foregoing, all on such terms and conditions he deems necessary or appropriate; and be it

         FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take all such action as he deems necessary or appropriate to implement and carry out the intent of the foregoing resolutions.

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS

                                       OF

                             CLASS A PREFERRED STOCK

                         OF CORAM HEALTHCARE CORPORATION

         The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Class A Preferred Stock or the holders thereof are as follows (capitalized terms used but not otherwise defined herein are defined in Section 11):

1. Designation; Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Class A Preferred Stock" and the number of shares of Class A Preferred designated hereby shall be [______] shares.

2.       Dividends.

a) General Obligation. To the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash or as otherwise provided in paragraph c below to the holders of the Class A Preferred Stock (the "Class A Preferred") as provided in this Section 2. Dividends on each share of the Class A Preferred (a "Share") shall accrue on a daily basis at the rate of 8.5% per annum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of (i) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Share by the Corporation or (ii) the date on which such Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends may be declared or paid with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

b) Dividend Payment Dates. All dividends which have accrued on the Class A Preferred shall be payable on the last business day of [JUNE] and [DECEMBER] of each year beginning [DECEMBER 31, 2003] (the "Dividend Payment Dates").

c) Payment of Dividends with Shares. Notwithstanding any other provision of this Section 2, in the sole discretion of the Corporation, any dividends accruing on the Class A Preferred may be paid in lieu of cash dividends by the issuance of additional Shares of Class A Preferred (including fractional Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid; provided that if the Corporation pays less than the total amount of dividends then accrued on the Class A

         Preferred in the form of additional Shares, such payment in Shares shall be made pro rata among the holders of Class A Preferred based upon the aggregate accrued but unpaid dividends on the Shares held by each such holder. If and when any Shares are issued under this paragraph c for the payment of accrued dividends, such Shares shall be deemed to be validly issued and outstanding and fully paid and nonassessable.

3.       Liquidation.

                  Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Class A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Class A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 3, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Class A Preferred held by each such holder. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall deliver written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such liquidation, dissolution or winding up. Neither the consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation nor any other form of recapitalization or reorganization affecting the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

4.       Priority of Class A Preferred on Dividends and Redemptions.

                  So long as any Class A Preferred remains outstanding, (i) without the prior written consent of the holders of a majority of the outstanding shares of Class A Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, if at the time of or immediately after any such redemption, purchase or acquisition, the Corporation has failed to pay (whether in cash or in kind or both) the full amount of dividends accrued on the Class A Preferred, and (ii) the Corporation shall not, nor shall it permit any Subsidiary to, directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided however that the Corporation may repurchase shares of Common Stock from present or former employees of the Corporation and its Subsidiaries.

5.       Redemptions.

a) Optional Redemptions. The Corporation may at any time and from time to time redeem all or any portion of the Shares of Class A Preferred then outstanding. Upon any such redemption, the Corporation shall pay a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

b) Redemption Payments. For each Share which is to be redeemed hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in cash equal to the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon. If the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares pro rata among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

c) Notice of Redemption. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of any Class A Preferred to each record holder thereof not more than sixty (60) nor less than thirty (30) days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within five (5) business days after surrender of the certificate representing the redeemed Shares.

d) Determination of the Number of Each Holder's Shares to be Redeemed. The number of Shares of Class A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which shall be the total number of Shares then held by such holder and the denominator of which shall be the total number of Shares then outstanding.

e) Dividends After Redemption Date. No Share shall be entitled to any dividends accruing after the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Share. On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

f) Redeemed or Otherwise Acquired Shares. Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

g) Other Redemptions or Acquisitions. The Corporation shall not, nor shall it permit any Subsidiary to, redeem or otherwise acquire any Shares of Class A Preferred, except as expressly authorized herein.

h) Payment of Accrued Dividends. The Corporation may not redeem any Class A Preferred, unless all dividends accrued on the outstanding Class A Preferred through the immediately preceding Dividend Payment Date have been declared and paid in full.

6.       Voting Rights; Consequences of Noncompliance.

                  Except as otherwise provided herein and as otherwise required by applicable law, the Class A Preferred shall have no voting rights; provided that each holder of Class A Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Notwithstanding the foregoing, if any Event of Noncompliance has occurred and has continued for sixty (60) days, the holders of the Class A Preferred, voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and with each Share of Class A Preferred entitled to one vote, shall have the special right to remove any individuals elected to the Corporation's Board of Directors and to elect all of the directors to serve on the Corporation's Board of Directors until their successors are duly elected or they are removed from office. If the holders of the Class A Preferred for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Class A Preferred elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders.

                  The special right of the holders of Class A Preferred to elect all of the members of the Board of Directors may be exercised at the special meeting called pursuant to this Section 6, at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

                  At any time when such special right has vested in the holders of Class A Preferred, a proper officer of the Corporation shall, upon the written request of the holder of at least 10% of the Class A Preferred then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Class A Preferred for the purpose of electing directors pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 51% of the Class A Preferred then outstanding. If such meeting has not been called by a proper officer of the Corporation within ten (10) days after personal service of such written request upon the secretary of the Corporation or within twenty (20) days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Class A Preferred then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 51% of the Class A Preferred then outstanding. Any holder of Class A Preferred so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subparagraph.

                  At any meeting or at any adjournment thereof at which the holders of Class A Preferred have the special right to elect all of the directors, the presence, in person or by proxy, of the holders of a majority of the Class A Preferred then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Class A Preferred exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

                  Any director so elected by the holders of Class A Preferred shall continue to serve as a director until the expiration of the lesser of (a) a period of 30 days following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. As soon as reasonably practicable following the date on which there is no longer any Event of Noncompliance in existence, a proper officer of the Corporation shall, upon the written request of a holder of the Common Stock or the Class A Preferred then outstanding, addressed to the secretary of the Corporation, call a special meeting of the stockholders of the Corporation for the purpose of electing directors as provided hereunder and in the Corporation's Bylaws to serve upon the expiration of the term or the removal (as the case may be) of the directors so elected by the holders of the Class A Preferred.

7.       Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Class A Preferred. Upon the surrender of any certificate representing Class A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Class A Preferred represented by the surrendered certificate.

8.       Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Class A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

9.       Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Section 1 to 9 hereof without the prior written consent of the holders of a majority of the Class A Preferred outstanding at the time such action is taken; provided that no such action shall change (a) the rate at which or the manner in which dividends on the Class A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Class A Preferred, without the prior written consent of the holders of at least __% of the Class A Preferred then outstanding, or (b) the percentage required to approve any change described in clause (a) above, without the prior written consent of the holders of at least __% of the Class A Preferred then outstanding; and provided further that no change in the terms hereof may be accomplished by merger, consolidation or otherwise of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A Preferred then outstanding.

10.      Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

11. Definitions. For the purposes of this Certificate of Designation, the following definitions shall apply:

                  "Affiliate" means, with respect to any Person, any other Person, entity or investment fund controlling, controlled by or under common control with such Person and, in the case of a Person which is a partnership, any partner of such Person.

                  "Common Stock" means, collectively, the Corporation's Common Stock, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "Event of Noncompliance" means the Corporation has failed to pay (whether in cash or in kind or both) on any Dividend Payment Date the full amount of dividends then accrued on the Class A Preferred, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject.

                  "Junior Securities" means any capital stock or other equity securities of the Corporation, except for the Class A Preferred or any other class or series of the Corporation's capital stock which is senior to or pari passu with the Class A Preferred with respect to preference and priority on dividends, redemptions and liquidations as permitted by the terms of the Class A Preferred hereunder or approved by a vote of the holders of the Class A Preferred as provided hereunder.

                  "Liquidation Value" of any Share as of any particular date shall be equal to $[___________].(1)

                  "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Share means the date specified in the notice of any redemption at the Corporation's option; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

----------------------
(1) To be calculated based upon the Total Allowed Class C6 Equity Interests of the holders of Class A Preferred less the face amount of the New Notes and any cash paid in respect of such Allowed Equity Interest.

         IN WITNESS WHEREOF, Coram Healthcare Corporation has caused this Certificate to be signed by an appropriate officer on this __ day of ____, 2003.

                                              __________________________________

                                   Exhibit C
                                   ---------

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   CORAM, INC.

                                  ARTICLE ONE

         The name of the Corporation is CORAM, INC.

                                  ARTICLE TWO

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE THREE

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FOUR

         Section 1. Authorized Shares. The total number of shares of all classes of capital stock which the Corporation has authority to issue is [______] shares of Common Stock, par value $.01 per share ("Common Stock").

The Common Stock shall have the rights, preferences and limitations set forth below.

         Section 2.        Common Stock.

         (a) Dividends. Except as otherwise provided by the Delaware General Corporation Law or this Amended and Restated Certificate of Incorporation (the "Restated Certificate"), the holders of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

         (b) Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

         (c) Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

         (d) Voting Rights. Except as otherwise provided by the Delaware General Corporation Law, the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

         (e) Registration or Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

         (f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         (g) Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

         Fractional Shares. In no event will holders of fractional shares be required to accept any consideration in exchange for such shares other than consideration which all holders of Common Stock are required to accept.

                                  ARTICLE FIVE

         The Corporation is to have perpetual existence.

                                  ARTICLE SIX

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                 ARTICLE SEVEN

         The number of directors which constitute the entire Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                 ARTICLE EIGHT

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE NINE

         Section 1.        Limitation of Liability.

         (a) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's Bylaws, no Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

         (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         Section 2. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while serving as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in

Section 3 of this ARTICLE NINE with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 of this ARTICLE NINE shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of Directors and officers.

         Section 3. Procedure for Indemnification. Any indemnification of a Director or officer of the Corporation or advance of expenses under Section 2 of this ARTICLE NINE shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this ARTICLE NINE is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE NINE shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 2 of this ARTICLE NINE, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to
Section 2 of this ARTICLE NINE shall be the same procedure set forth in this Section 3 for Directors or officers, unless otherwise set forth in the action of the Board of Directors providing indemnification for such employee or agent.

         Section 4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

         Section 5. Service for Subsidiaries. Any person serving as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a "subsidiary" for this ARTICLE NINE) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

         Section 6. Reliance. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE NINE in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE NINE shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

         Section 7. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this ARTICLE NINE shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate or under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

         Section 8. Merger or Consolidation. For purposes of this ARTICLE NINE, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE NINE with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                                  ARTICLE TEN

         Section 1. Election of Directors. With the exception of the initial Board of Directors, which shall be those directors elected by the stockholders of the Corporation in connection with the adoption of this Restated Certificate, directors of the Corporation shall be elected to hold office until the next annual meeting of stockholders, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at stockholders' meeting called and held in accordance with the Delaware General Corporation Law.

         Section 2. Vacancies. Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

                                 ARTICLE ELEVEN

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                 ARTICLE TWELVE

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                ARTICLE THIRTEEN

         The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                   * * * * * *

                                   Exhibit D
                                   ---------

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                          CORAM HEALTHCARE CORPORATION

                             A Delaware Corporation

                              (adopted _____, 2003)

                                   ARTICLE I

                                    OFFICES

                  Section 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address shall be The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the board of directors.

                  Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. Place and Time of Meetings. An annual meeting of the stockholders shall be held each year within one hundred twenty
(120) days after the close of the immediately preceding fiscal year of the Corporation for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting shall be determined by the highest ranking officer of the Corporation then in office; provided, that if such officer does not act, the board of directors shall determine the date, time and place of such meeting.

                  Section 2. Special Meetings. Special meetings of stockholders may be called for any purpose and may be held at such time and place, within or outside of the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Except as otherwise provided in the certificate of incorporation, such meetings may be called at any time by the board of directors or the highest ranking officer then in office (the "Ranking Officer") and shall be called by the Ranking Officer upon the written request of holders of shares entitled to cast not less than fifty percent of the votes at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the Ranking Officer. On such written request, the Ranking Officer shall fix a date and time for such meeting within two days of the date requested for such meeting in such written request.

                  Section 3. Place of Meetings. The board of directors may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Corporation.

                  Section 4. Notice. Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the Chief Executive Officer and President or the Secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 5. Stockholders List. The officer having charge of the stock ledger of the Corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the annual meeting at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 6. Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the certificate of incorporation. If a quorum is not present, the holders of a majority of the shares of capital stock present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place. When a quorum is once present to commence a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies.

                  Section 7. Adjourned Meetings. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 8. Vote Required. When a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

                  Section 9. Voting Rights. Except as otherwise provided by the General Corporation Law of the State of Delaware or by the certificate of incorporation of the Corporation or any amendments thereto (including any certificate of designation) and subject to Section 3 of Article VI hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder and no votes for any other class or series of capital stock held by such stockholder.

                  Section 10. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

                  Section 11. Action by Written Consent. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the state of Delaware, or the Corporation's principal place of business, or an officer or agent of the Corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered to the Corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

                                   ARTICLE III

                                    DIRECTORS

                  Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.

                  Section 2. Number, Election and Term of Office. The number of directors which shall constitute the initial board shall be no more than ten (10). Thereafter, the number of directors shall be established from time to time by resolution of the board. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting of the stockholders and entitled to vote in the election of directors. The directors shall be elected in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this Article
III. Each director elected shall hold office until the next annual meeting and until their successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. The provisions contained in this Article III shall be subject to the provisions of the Corporation's certificate of incorporation. Neither Daniel Crowley nor Stephen Feinberg shall be elected or appointed as a director of the Corporation.

                  Section 3. Removal and Resignation. Any director or the entire board of directors may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the provisions of the Corporation's certificate of incorporation, the provisions of this section shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon written notice to the Corporation.

                  Section 4. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of the majority of the remaining board of directors, although less than a quorum, or by a sole remaining director, at any meeting of the board of directors. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

                  Section 5. Annual Meetings. The annual meeting of each newly elected board of directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

                  Section 6. Other Meetings and Notice. Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the board of directors may be called by or at the request of the Ranking Officer on at least twenty-four (24) hours notice to each director, either personally, by telephone, by mail, or by facsimile; in like manner and on like notice the Ranking Officer must call a special meeting on the written request of at least two of the directors.

                  Section 7. Quorum, Required Vote and Adjournment. Each director shall be entitled to one vote except as otherwise provided in the Certificate of Incorporation. Directors then in office (and specifically excluding any vacancies) and holding a majority of the votes of all directors (or such greater number required by applicable law) shall constitute a quorum for the transaction of business. The vote of directors holding a majority of votes present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 8. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in such resolution or these by-laws shall have and may exercise the powers of the board of directors in the management and affairs of the Corporation except as otherwise limited by law. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                  Section 9. Committee Rules. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee.

                  Section 10. Communications Equipment. Members of the board of directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

                  Section 11. Waiver of Notice and Presumption of Consent. Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have consented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

                  Section 12. Action by Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                                   ARTICLE IV

                                    OFFICERS

                  Section 1. Number. The officers of the Corporation shall be elected by the board of directors and may consist of a chief executive officer and president, any number of vice presidents, a treasurer and assistant treasurer, a secretary, any number of assistant secretaries and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors. Any number of offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of chief executive officer and president and secretary shall be filled as expeditiously as possible.

                  Section 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. Neither Daniel Crowley nor Stephen Feinberg shall be elected or appointed as an officer of the Corporation.

                  Section 3. Removal. Any officer or agent elected by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 4. Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term by the board of directors then in office.

                  Section 5. Compensation. Compensation of all officers shall be fixed by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the Corporation.

                  Section 6. Chief Executive Officer and President. The Chief Executive Officer and President of the Corporation, subject to the powers of the board of directors, shall be in the general and active charge of the entire business and affairs of the Corporation. He or she shall preside at all meetings of the board of directors and stockholders and shall have such other powers and perform such other duties as may be prescribed by the board of directors or provided in these by-laws. The Chief Executive Officer and President shall execute bonds, mortgages and other contracts which the board of directors have authorized to be executed, except where required or permitted by law to be otherwise signed and executed or except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation. The Chief Executive Officer and President shall have such other powers and perform such other duties as may be prescribed by the board of directors or as may be provided in these By-laws.

                  Section 7. Vice-Presidents. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the board of directors, shall, in the absence or disability of the President, act with all of the powers and be subject to all the restrictions of the President. The Vice-Presidents shall also perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or these By-laws may, from time to time, prescribe.

                  Section 8. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the Chief Executive Officer and President's supervision, the Secretary shall give, or cause to be given, all notices required to be given by these by-laws or by law; shall have such powers and perform such duties as the board of directors, the Chief Executive Officer and President or these by-laws may, from time to time, prescribe; and shall have custody of the corporate seal of the Corporation. The Secretary, or an Assistant Secretary, shall have authority to affix any corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or the Secretary may, from time to time, prescribe.

                  Section 9. The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the board of directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer and President and the board of directors, at its regular meeting or when the board of directors so requires, an account of the Corporation; shall have such powers and perform such duties as the board of directors, the Chief Executive Officer and President or these by-laws may, from time to time, prescribe. If required by the board of directors, the Treasurer shall give the Corporation a bond (which shall be rendered every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurers shall perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or Treasurer may, from time to time, prescribe.

                  Section 10. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

                  Section 11. Absence or Disability of Officers. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

                                    ARTICLE V

                                 INDEMNIFICATION

                  Section 1. Indemnity for Third Party Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement ("collectively, Losses") actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be within the scope of the authority conferred on such person by the Corporation or such other entity, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful, except that a person shall not be indemnified for any such Losses incurred by reason of such person's gross negligence, bad faith, willful misconduct or breach of an agreement by such person with the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                  Section 2. Indemnity for Action by or in right of Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer or member of another corporation, partnership, joint venture, trust or other enterprise, against Losses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be within the scope of the authority conferred on such person by the Corporation or such other entity, except that a person shall not be indemnified for any such Losses incurred by reason of such person's gross negligence, willful misconduct or breach of an agreement by such person with the Corporation, and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such suit or action was brought shall be determined upon application that, despite the adjudication of liability but in consideration of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  Section 3. Employees. The Corporation may, to the extent deemed advisable by the Board of Directors, indemnify any person who is or was an employee or agent (other than a director or officer) of the Corporation if such person would be entitled to such indemnity under the provisions of Section 1 or 2 if such person had been a director or officer of the Corporation.

                  Section 4. Procedure for Indemnity. Any indemnification to be provided under Section 1, 2 or 3 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, member, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (1) by a majority vote of directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

                  Section 5. Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, unless otherwise determined by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article V. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  Section 6. Article Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, member, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

                  Section 7. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article V or of the General Corporation Law of the State of Delaware.

                  Section 8. References to "the Corporation". For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger and the Corporation which, if its separate existence had continued, would have had power and authority to (or in fact did) indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                                   ARTICLE VI

                       CERTIFICATES OF STOCK; RECORD DATE

                  Section 1. Form. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by the Chief Executive Officer and President or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the Corporation or its employee or (2) by a registrar, other than the Corporation or its employee, the signature of any such Chief Executive Officer and President, Vice-President, Secretary, or Assistant Secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the Corporation. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the Corporation.

                  Section 2. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  Section 3. Fixing a Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                  Section 4. Fixing a Record Date for Action by Written Consent. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

                  Section 5. Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                  Section 6. Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

                  Section 7. Subscriptions for Stock. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                  Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

                  Section 2. Checks, Drafts or Orders. All checks, drafts, or other orders for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

                  Section 3. Contracts. The board of directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 4. Loans. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

                  Section 5. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

                  Section 6. Corporate Seal. The board of directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                  Section 7.        Voting Securities Owned By Corporation.
Voting securities in any other corporation held by the Corporation shall be voted by the Ranking Officer, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

                  Section 8. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

                  Section 9. Section Headings. Section headings in these by-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

                  Section 10. Inconsistent Provisions. In the event that any provision of these by-laws is or becomes inconsistent with any provision of the certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                                  ARTICLE VIII

                                   AMENDMENTS

         Except for the provisions of Article III hereof, these by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the board of directors shall not divest the stockholders of the same power.

                                   Exhibit E
                                   ---------

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                                   CORAM, INC.

                             A Delaware Corporation

                              (adopted _____, 2003)

                                    ARTICLE I

                                     OFFICES

                  Section 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address shall be The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the board of directors.

                  Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. Place and Time of Meetings. An annual meeting of the stockholders shall be held each year within one hundred twenty
(120) days after the close of the immediately preceding fiscal year of the Corporation for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting shall be determined by the highest ranking officer of the Corporation then in office; provided, that if such officer does not act, the board of directors shall determine the date, time and place of such meeting.

                  Section 2. Special Meetings. Special meetings of stockholders may be called for any purpose and may be held at such time and place, within or outside of the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Except as otherwise provided in the certificate of incorporation, such meetings may be called at any time by the board of directors or the highest ranking officer then in office (the "Ranking Officer") and shall be called by the Ranking Officer upon the written request of holders of shares entitled to cast not less than fifty percent of the votes at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the Ranking Officer. On such written request, the Ranking Officer shall fix a date and time for such meeting within two days of the date requested for such meeting in such written request.

                  Section 3. Place of Meetings. The board of directors may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Corporation.

                  Section 4. Notice. Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the Chief Executive Officer and President or the Secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 5. Stockholders List. The officer having charge of the stock ledger of the Corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the annual meeting at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 6. Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the certificate of incorporation. If a quorum is not present, the holders of a majority of the shares of capital stock present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place. When a quorum is once present to commence a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies.

                  Section 7. Adjourned Meetings. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 8. Vote Required. When a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

                  Section 9. Voting Rights. Except as otherwise provided by the General Corporation Law of the State of Delaware or by the certificate of incorporation of the Corporation or any amendments thereto (including any certificate of designation) and subject to Section 3 of Article VI hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder and no votes for any other class or series of capital stock held by such stockholder.

                  Section 10. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

                  Section 11. Action by Written Consent. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the state of Delaware, or the Corporation's principal place of business, or an officer or agent of the Corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered to the Corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

                                   ARTICLE III

                                    DIRECTORS

                  Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.

                  Section 2. Number, Election and Term of Office. The number of directors which shall constitute the initial board shall be no more than seven (7). Thereafter, the number of directors shall be established from time to time by resolution of the board. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting of the stockholders and entitled to vote in the election of directors. The directors shall be elected in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this Article
III. Each director elected shall hold office until the next annual meeting and until their successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. The provisions contained in this Article III shall be subject to the provisions of the Corporation's certificate of incorporation. Neither Daniel Crowley nor Stephen Feinberg shall be elected or appointed as a director of the Corporation.

                  Section 3. Removal and Resignation. Any director or the entire board of directors may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the provisions of the Corporation's certificate of incorporation, the provisions of this section shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon written notice to the Corporation.

                  Section 4. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of the majority of the remaining board of directors, although less than a quorum, or by a sole remaining director, at any meeting of the board of directors. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

                  Section 5. Annual Meetings. The annual meeting of each newly elected board of directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

                  Section 6. Other Meetings and Notice. Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the board of directors may be called by or at the request of the Ranking Officer on at least twenty-four (24) hours notice to each director, either personally, by telephone, by mail, or by facsimile; in like manner and on like notice the Ranking Officer must call a special meeting on the written request of at least two of the directors.

                  Section 7. Quorum, Required Vote and Adjournment. Each director shall be entitled to one vote except as otherwise provided in the Certificate of Incorporation. Directors then in office (and specifically excluding any vacancies) and holding a majority of the votes of all directors (or such greater number required by applicable law) shall constitute a quorum for the transaction of business. The vote of directors holding a majority of votes present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 8. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in such resolution or these by-laws shall have and may exercise the powers of the board of directors in the management and affairs of the Corporation except as otherwise limited by law. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                  Section 9. Committee Rules. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee.

                  Section 10. Communications Equipment. Members of the board of directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

                  Section 11. Waiver of Notice and Presumption of Consent. Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have consented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

                  Section 12. Action by Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                                   ARTICLE IV

                                    OFFICERS

                  Section 1. Number. The officers of the Corporation shall be elected by the board of directors and may consist of a chief executive officer and president, any number of vice presidents, a treasurer and assistant treasurer, a secretary, any number of assistant secretaries and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors. Any number of offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of chief executive officer and president and secretary shall be filled as expeditiously as possible.

                  Section 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. Neither Daniel Crowley nor Stephen Feinberg shall be elected or appointed as an officer of the Corporation.

                  Section 3. Removal. Any officer or agent elected by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 4. Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term by the board of directors then in office.

                  Section 5. Compensation. Compensation of all officers shall be fixed by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the Corporation.

                  Section 6. Chief Executive Officer and President. The Chief Executive Officer and President of the Corporation, subject to the powers of the board of directors, shall be in the general and active charge of the entire business and affairs of the Corporation. He or she shall preside at all meetings of the board of directors and stockholders and shall have such other powers and perform such other duties as may be prescribed by the board of directors or provided in these by-laws. The Chief Executive Officer and President shall execute bonds, mortgages and other contracts which the board of directors have authorized to be executed, except where required or permitted by law to be otherwise signed and executed or except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation. The Chief Executive Officer and President shall have such other powers and perform such other duties as may be prescribed by the board of directors or as may be provided in these By-laws.

                  Section 7. Vice-Presidents. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the board of directors, shall, in the absence or disability of the President, act with all of the powers and be subject to all the restrictions of the President. The Vice-Presidents shall also perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or these By-laws may, from time to time, prescribe.

                  Section 8. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the Chief Executive Officer and President's supervision, the Secretary shall give, or cause to be given, all notices required to be given by these by-laws or by law; shall have such powers and perform such duties as the board of directors, the Chief Executive Officer and President or these by-laws may, from time to time, prescribe; and shall have custody of the corporate seal of the Corporation. The Secretary, or an Assistant Secretary, shall have authority to affix any corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or the Secretary may, from time to time, prescribe.

                  Section 9. The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the board of directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer and President and the board of directors, at its regular meeting or when the board of directors so requires, an account of the Corporation; shall have such powers and perform such duties as the board of directors, the Chief Executive Officer and President or these by-laws may, from time to time, prescribe. If required by the board of directors, the Treasurer shall give the Corporation a bond (which shall be rendered every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurers shall perform such other duties and have such other powers as the board of directors, the Chief Executive Officer and President or Treasurer may, from time to time, prescribe.

                  Section 10. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

                  Section 11. Absence or Disability of Officers. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

                                   ARTICLE V

                                INDEMNIFICATION

                  Section 1. Indemnity for Third Party Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement ("collectively, Losses") actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be within the scope of the authority conferred on such person by the Corporation or such other entity, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful, except that a person shall not be indemnified for any such Losses incurred by reason of such person's gross negligence, bad faith, willful misconduct or breach of an agreement by such person with the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                  Section 2. Indemnity for Action by or in right of Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer or member of another corporation, partnership, joint venture, trust or other enterprise, against Losses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be within the scope of the authority conferred on such person by the Corporation or such other entity, except that a person shall not be indemnified for any such Losses incurred by reason of such person's gross negligence, willful misconduct or breach of an agreement by such person with the Corporation, and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such suit or action was brought shall be determined upon application that, despite the adjudication of liability but in consideration of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  Section 3. Employees. The Corporation may, to the extent deemed advisable by the Board of Directors, indemnify any person who is or was an employee or agent (other than a director or officer) of the Corporation if such person would be entitled to such indemnity under the provisions of Section 1 or 2 if such person had been a director or officer of the Corporation.

                  Section 4. Procedure for Indemnity. Any indemnification to be provided under Section 1, 2 or 3 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, member, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (1) by a majority vote of directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

                  Section 5. Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, unless otherwise determined by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article V. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  Section 6. Article Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, member, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

                  Section 7. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article V or of the General Corporation Law of the State of Delaware.

                  Section 8. References to "the Corporation". For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger and the Corporation which, if its separate existence had continued, would have had power and authority to (or in fact did) indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                                   ARTICLE VI

                       CERTIFICATES OF STOCK; RECORD DATE

                  Section 1. Form. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by the Chief Executive Officer and President or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the Corporation or its employee or (2) by a registrar, other than the Corporation or its employee, the signature of any such Chief Executive Officer and President, Vice-President, Secretary, or Assistant Secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the Corporation. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the Corporation.

                  Section 2. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  Section 3. Fixing a Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                  Section 4. Fixing a Record Date for Action by Written Consent. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

                  Section 5. Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                  Section 6. Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

                  Section 7. Subscriptions for Stock. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                  Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

                  Section 2. Checks, Drafts or Orders. All checks, drafts, or other orders for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

                  Section 3. Contracts. The board of directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 4. Loans. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

                  Section 5. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

                  Section 6. Corporate Seal. The board of directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                  Section 7.        Voting Securities Owned By Corporation.
Voting securities in any other corporation held by the Corporation shall be voted by the Ranking Officer, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

                  Section 8. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

                  Section 9. Section Headings. Section headings in these by-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

                  Section 10. Inconsistent Provisions. In the event that any provision of these by-laws is or becomes inconsistent with any provision of the certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                                  ARTICLE VIII

                                   AMENDMENTS

         Except for the provisions of Article III hereof, these by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the board of directors shall not divest the stockholders of the same power.

                                   Exhibit F
                                   ---------

         PAYMENT RESPECT TO THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT"), DATED AS OF _________ __, 2003, BY AND AMONG [___________], AND THE
         PERSON TO WHOM THIS NOTE WAS ORIGINALLY ISSUED, AND PAYMENT WITH RESPECT TO THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE SENIOR DEBT. EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

         THIS NOTE WAS ORIGINALLY ISSUED ON ______ __, 2003, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY WILL HAVE RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY.

                          CORAM HEALTHCARE CORPORATION
                          SUBORDINATED PROMISSORY NOTE

__________ __, 2003                                             [$_____________]

         Coram Healthcare Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of [____________] (along with its successors and assigns, the "Holder"), the principal amount of [$_____________], together with interest thereon calculated from the date hereof in accordance with the provisions of this Subordinated Promissory Note (this "Note").

         1. Interest. Interest shall accrue on a daily basis at a rate equal to 4.5% (or, if less, at the highest rate then permitted under applicable law) (calculated on the basis of a 365/366 day year, as applicable) on the unpaid principal amount of this Note outstanding from time to time. To the extent not prohibited by the terms of the Subordination Agreement or any Senior Debt, interest shall be due and payable in arrears in cash by the Company to the Holder of this Note on the last business day of each of [JUNE AND DECEMBER], beginning [DECEMBER 2003]. To the extent so prohibited, or if interest is otherwise not paid, in addition to any other rights or remedies permitted by applicable law upon default under this Note (subject to the rights, if any, under the terms of the Subordination Agreement) interest will accrue and be added to the principal amount and any accrued interest which has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made.

         2. Principal.

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         (a) Generally. This Note shall mature, and the entire principal amount of this Note then outstanding to the holder of this Note, together with all accrued and unpaid interest on the principal amount of this Note, shall become immediately due and payable on __________, 2008.

         (b) Prepayment at Company's Election. At any time and from time to time the Company may without premium or penalty prepay all or any portion of the outstanding principal amount of this Note; provided that (A) such prepayment is not prohibited by the Subordination Agreement and (B) the Company has paid all accrued but unpaid interest on this Note accrued through the date of prepayment.

         (c) Mandatory Prepayment. Subject to the Subordination Agreement, upon the complete liquidation of the Company, the Company shall pay the outstanding principal amount of this Note and all accrued but unpaid interest. Nothing contained in the Subordination Agreement is intended to or shall impair, as between the Company and the Holders, the obligations of the Company, which is absolute and unconditional, to pay the Holders the principal of and interest on this Note as and when the same shall become due and payable in accordance with a mandatory prepayment, nor shall anything herein or in this Note prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under the terms of the Subordination Agreement, of the holders of Senior Debt.

         3. Events of Default.

         (a) Definition. For purposes of this Note, an "Event of Default" shall be deemed to have occurred if

         (i) the Company fails to pay when due and payable (whether at maturity or otherwise) the full amount of interest then accrued on this Note within five business days after the due date thereof or the full amount of any principal payment on this Note when due; or

         (ii) the Company breaches any term of this Note and fails to remedy the same, if capable of remedy, within thirty (30) days; or

         (iii)    an Insolvency Event occurs.

The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         (b) Consequences of Events of Default. Subject to the Subordination
Agreement:

         (i) If any Event of Default of the type described in Section 3(a)(i) or Section 3(a)(ii) has occurred and is continuing, the holder of this Note may declare all or any portion of the outstanding principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any

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                  portion of the outstanding principal amount of this Note
                  (together with all such other amounts then due and payable). If the holder of this Note demands immediate payment of all or any portion of this Note, the Company shall immediately pay to such holder all amounts due and payable with respect to this Note.

         (ii) If an Event of Default of the type described in Section 3(a)(iii) has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the holder of this Note, and the Company shall immediately pay to the holder of this Note all amounts due and payable with respect to this Note.

         (iii) The holder of this Note shall also have any other rights which such holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

         (iv) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

         4. Secured Obligations. The Company's obligations under this Note are secured by a Security Agreement, of even date herewith (the "Security Agreement") granting to Agent (as such term is used in the Security Agreement) for the benefit of all Noteholders (as such term is used in the Security Agreement) a security interest in the assets of the Company.

         5. Amendment and Waiver. Except as otherwise expressly provided herein or in the Subordination Agreement, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder of this Note.

         6. Costs of Collection. In the event this Note is not paid when due at any stated or accelerated maturity, the Company shall pay, in addition to the principal and interest, all reasonable out-of-pocket costs of collection, including reasonable attorneys' fees.

         7. Definitions. For purposes of this Note, the following capitalized terms have the following meaning.

         "Insolvency Event" means the occurrence of any of the following: (i) the Company makes a general assignment for the benefit of creditors; (ii) an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; (iii) any order for relief with respect to the Company is entered under Title 11 of the United States Code, other than in connection with the Company's chapter 11 case now pending in the United States Bankruptcy Court for the District of Delaware as Case No. 00-03299; (iv) the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any

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substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application is filed, or any such proceeding is commenced, against the Company and not dismissed or stayed within 60 days.

         "Subordination Agreement" means the Subordination Agreement, dated as of the date hereof, by and between [___________] and [___________], as amended from time to time in accordance with its terms.

         "Senior Debt" shall have the meaning set forth in the Subordination Agreement.

         "Senior Debt Agreements" shall mean, collectively, any loan agreement and all other agreements, documents and instruments at any time executed and/or delivered by the Company or any other person to, with or in favor of any holders of Senior Debt in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt).

         8. Cancellation. Immediately after all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be automatically canceled and the holder of this Note shall immediately surrender this Note to the Company for cancellation. After cancellation of this Note, this Note shall not be reissued.

         9. Payments. All payments to be made to the holder of this Note shall be made in the lawful money of the United States of America in immediately available funds.

         10. Place of Payment. Payments of principal and interest shall be delivered to the holder of this Note at the address of the holder set forth on the Company's records or at such other address as is specified by prior written notice by the holder to the Company.

         11. Governing Law. All questions concerning the construction, validity and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         12. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of Delaware, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

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         IN WITNESS WHEREOF, the Company has executed and delivered this
Subordinated Promissory Note on the date first above written.

                                           CORAM HEALTHCARE CORPORATION

                                           By:   _______________________________
                                           Name: _______________________________
                                           Its:  _______________________________